THE DREYFUS THIRD CENTURY FUND, INC.
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                   PART B
                             SEPTEMBER 15, 1995




     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of The Dreyfus Third Century Fund, Inc. (the "Fund"), dated September 15, 1995, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144 or call the following numbers:

           Call Toll Free 1-800-645-6561
           In New York City -- Call 1-718-895-1206
           Outside the U.S. and Canada -- Call 1-516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. NCM provides day-to-day management of the Fund's portfolio, subject to the supervision of the Manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


                              TABLE OF CONTENTS
                                                             Page

Investment Objectives and Management Policies . . . . . .    B-2
Management of the Fund. . . . . . . . . . . . . . . . . .    B-6
Investment Advisory Agreements. . . . . . . . . . . . . .    B-9
Purchase of Fund Shares . . . . . . . . . . . . . . . . .    B-12
Redemption of Fund Shares . . . . . . . . . . . . . . . .    B-13
Shareholder Services. . . . . . . . . . . . . . . . . . .    B-14
Determination of Net Asset Value. . . . . . . . . . . . .    B-18
Shareholder Services Plan . . . . . . . . . . . . . . . .    B-18
Dividends, Distributions and Taxes. . . . . . . . . . . .    B-19
Portfolio Transactions. . . . . . . . . . . . . . . . . .    B-21
Performance Information . . . . . . . . . . . . . . . . .    B-22
Information About the Fund. . . . . . . . . . . . . . . .    B-22
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors. . . . . . . . . . . .    B-23
Financial Statements. . . . . . . . . . . . . . . . . . .    B-24
Report of Independent Auditors. . . . . . . . . . . . . .    B-33


                INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

     Portfolio Securities. During a period when it becomes desirable to move the Fund toward a defensive position because of adverse trends in the financial markets or the economy, the Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These include a variety of U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater then ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when the Fund is satisfied that the credit risk with respect to the issuer is minimal.

     The Board of Directors of the Fund may, to a limited extent, authorize the purchase of securities of foreign companies which have not been declared eligible for investment ("ineligible securities") in order to facilitate the purchase of securities of other foreign companies which are contributing or will contribute to the enhancement of the quality of life in America and which have been declared eligible for investment ("eligible securities"). Certain countries have limited, either permanently or temporarily, the ability of foreigners to purchase shares of their domestic companies, shares which are already owned outside the country or shares which may be obtained through the sale of shares of other companies located in the same country which are owned outside that country. Accordingly, the Fund may purchase ineligible securities so that these securities may be sold or redeemed in the country of origin, and the proceeds thus received used for the purchase of eligible securities.

     Otherwise ineligible securities purchased for this limited purpose would be held in the Fund's portfolio for a maximum of 60 days in order to enable the Fund to have sufficient time to provide for the transportation of the securities and their sale or redemption. Most transactions of this type, however, are expected to be completed in a much shorter period. Furthermore, such investments are limited, as a fundamental policy, in the aggregate, to a maximum of 2% of the net assets of the Fund at the time of investment. Engaging in these transactions will result in additional expense to the Fund in the form of brokerage commissions incurred in the purchase and sale of the ineligible security. Finally, the Board of Directors would authorize investments in ineligible securities only for the purpose of facilitating the purchase of securities of a specific eligible company.

     Writing and Purchasing Options. To earn additional income on its portfolio, the Fund, to a limited extent, may write covered call options on securities owned by the Fund ("covered options" or "options") and purchase call options in order to close option transactions, as described below.

     A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. When a covered option is written by the Fund, the Fund will make arrangements with the Fund's Custodian, to segregate the underlying securities until the option either is exercised, expires or the Fund closes out the option as described below. A covered option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. To limit this exposure, the value of the portfolio securities underlying covered call options written by the Fund will be limited to an amount not in excess of 20% of the value of the Fund's net assets at the time such options are written.

     The Fund will purchase call options only to close out open positions. To close out a position, the Fund may make a "closing purchase transaction," which involves purchasing a call option on the same security with the same exercise price and expiration date as the option which it has previously written on a particular security. The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the amount received from the sale thereof.

     Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities which are illiquid securities. Illiquid securities are securities which are not readily marketable, including those with restrictions on resale. Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), permits certain resales of restricted securities to qualified institutional buyers without registration under the Securities Act ("Rule 144A Securities"). Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information, and has approved procedures to determine whether a readily available market exists. Rule 144A Securities for which there is a readily available market are not illiquid.

     When the Fund purchases securities that are illiquid due to the fact that such securities have not been registered under the Securities Act, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such securities and the registration of the securities permitting sale. The valuation of illiquid securities will be monitored by the Manager subject to the supervision of the Fund's Board.

     Investment Restrictions. The Fund has adopted investment restrictions numbered 1 through 16 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund's outstanding voting shares. Investment restrictions numbered 17 and 18 are not fundamental policies and may be changed by vote of a majority of the Fund's Directors at any time.

     1. The Fund's special considerations described under "Special Considerations" in the Fund's Prospectus will not be changed or supplemented.

     2. The Fund may not purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer (except securities of the United States Government or any instrumentality thereof).

     3. The Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

     4. The Fund may not purchase securities of any company having less than three years' continuous operating history (including that of any predecessors) if such purchase would cause the value of the Fund's investments in all such securities to exceed 5% of the value of its net assets. See also Investment Restriction No. 10.

     5. The Fund may not purchase securities of closed-end investment companies except in connection with a merger or consolidation of portfolio companies. The Fund shall not purchase or retain securities issued by open-end investment companies other than itself.

     6. The Fund may not purchase or retain the securities of any issuer if officers or directors of the Fund or of its investment adviser, who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

     7. The Fund may not purchase, hold or deal in commodities or commodity contracts, in oil, gas, or other mineral exploration or development programs, or in real estate but this shall not prohibit the Fund from investing, consistent with Item 18 below, in securities of companies engaged in oil, gas or mineral investments or activities. This limitation shall not prevent the Fund from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or in interests other than mortgages or other security interests.

     8. The Fund may not borrow money, except to the extent permitted under the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets).

     9. The Fund may not make loans other than by the purchase, consistent with Item 18 below, of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions. The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans.

     10. The Fund may not act as an underwriter of securities of other issuers.

     11. The Fund may not purchase from or sell to any of its officers or directors, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

     12. The Fund may not invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     13. The Fund may not purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     14. The Fund may not sell any security short or engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the Fund may write and sell covered call option contracts on securities owned by the Fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written. In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 20% of the market value of its total net assets at the time such options are written.

     15. The Fund may not concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry.

     16. The Fund may not purchase warrants in excess of 2% of the value of its net assets. Such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall be deemed to be without value, for purposes of this restriction only.

     17. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.

     18. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     The Fund may make commitments more restrictive than the restrictions noted above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUND

     Directors and officers of the Fund are shown below, together with information as to their principal business occupation during at least the last five years. Each Director who is deemed an "interested person" of the Fund as defined in the Act, is indicated by an asterisk.


Directors of the Fund

CLIFFORD L. ALEXANDER, JR., Director.  President of Alexander & Associates,
     Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company and from 1975 to 1977 he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a director of American Home Products Corporation, The Dun & Bradstreet Corporation, Equitable Resources, Inc., a producer and distributor of natural gas and crude petroleum, MCI Communications Corporation and Mutual of America Life Insurance Company. He is 61 years old and his address is 400 C Street N.E., Washington, D.C. 20002.

LUCY WILSON BENSON, Director. President of Benson and Associates, consultants to business and government. Mrs. Benson is a Director of COMSAT Corporation, General Re Corporation and Logistics Management Institute. She is also a Trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and a member of the Council on Foreign Relations. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 68 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

*JOSEPH S. DiMARTINO, Chairman of the Board.  Since January 1995, Mr.
     DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and until August 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Mr. DiMartino is a director and former Treasurer of Muscular Dystrophy Association; a trustee of Bucknell University; Chairman of the Board of Directors of Noel Group, Inc.; a director of HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals, automotive and other hardware, Simmons Outdoor Corporation, and Staffing Resources, Inc. He is 51 years old and his address is 200 Park Avenue, New York, New York 10166.

PETER C. GOLDMARK, JR., Director.  Since July 1988, President of The
     Rockefeller Foundation, an organization which promotes research and educational activities. He is also a trustee of The Rockefeller Foundation and a director of Knight-Ridder, Inc. From 1985 to 1988, Mr. Goldmark was Senior Vice President of Times Mirror Company and from 1977 to 1985 he was Executive Director of The Port Authority of New York and New Jersey. He is 54 years old and his address is 420 Fifth Avenue, New York, New York 10018.

JOSIE CRUZ NATORI, Director. Since 1977, President of The Natori Company, a fashion design company. She sits on the Board of Trustees of Manhattanville College, the Board of Directors of the Educational Foundation of Fashion Industries and on the Boards of The Philippine American Foundation, Calyx & Corolla and Junior Achievement, Inc. Additionally, she is an active member of the Young Presidents Organization, the Committee of 200 and the Fashion Group International. She is 48 years old and her office address is 40 East 34th Street, New York, New York 10016.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

     The Fund typically pays its Directors an annual retainer fee and reimburses them for their Board Meeting expenses. The Chairman of the Board receives an additional 25% of such compensation. For the fiscal year ended May 31, 1995, the aggregate amount of compensation paid to each Director by the Fund and by all other funds in the Dreyfus Family of funds for which such person is a Board member were as follows (the number of which is set forth in parenthesis next to each Board member's total compensation):



                                                                                         (5)
                                             (3)                                         Total
                        (2)                 Pension or                                Compensation
                      Aggregate             Retirement               (4)              From Fund and
    (1)              Compensation           Benefits Accrued     Estimated Annual     From Fund Complex
Name of Board            From                  as Part of          Benefits Upon      Paid to Board
   Member                Fund*              Fund's Expenses         Retirement            Member
------------         ---------------       -----------------     ----------------    ----------------

Clifford L. Alexander     $10,000               none                   none          $ 73,210 (17)

Lucy Wilson Benson        $10,000               none                   none          $ 64,459 (13)

Joseph S. DiMartino       $12,5002              none                   none          $445,0003 (93)

Peter C. Goldmark         $10,000               none                   none          $ 12,459 (1)

Josie Cruz Natori         $10,000               none                   none          $ 12,459 (1)

_________________________

1    Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,478 for all Directors a group.
2    Estimated amount for the fiscal year ended May 31, 1995.
3    Estimated amount for the current fiscal year ended December 31, 1995.


Officers of the Fund

Marie E. Connolly, President and Treasurer.  President and Chief Operating
     Officer and a Director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc.. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 37 years old.

John E. Pelletier, Secretary. Senior Vice President - General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. Prior thereto, he was employed as an Associate at Ropes & Gray, and prior to August 1990, he was employed as an Associate at Sidley & Austin. He is 31 years old.

Joseph F. Tower, III, Assistant Treasurer.  Senior Vice President,
     Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

Frederick C. Dey, Assistant Treasurer.  Senior Vice President of the
     Distributor and an   officer of other investment companies advised or
     administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.

Eric B. Fischman, Assistant Secretary.  Associate General Counsel of the
     Distributor and an   officer of other investment companies advised or
     administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. Prior to September 1992, he attended the Boston University School of Law. He is 30 years old.

Ruth D. Leibert, Assistant Secretary.  Assistant Vice President of the
     Distributor and an   officer of other investment companies advised or
     administered by the Manager. From March 1992 to July 1994, she was a Compliance Officer for The Managers Funds, registered investment companies. From March 1990 until September 1991, she was Development Director of The Rockland Center for the Arts and, prior thereto, was employed as a Research Assistant for the Bureau of National Affairs. She is 50 years old.


     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund on August 30, 1995.

     No person owned of record or beneficially 5% or more of the Fund's outstanding shares of common stock as of August 30, 1995.


                       INVESTMENT ADVISORY AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. The Manager provides investment advisory services pursuant to the Management Agreement (the "Agreement") dated August 2, 1994, between the Manager and the Fund which is subject to annual approval by (i) the Board of Directors of the Fund or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of any party to the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Directors, including a majority of the Directors who are not "interested persons," last approved the Agreement at a meeting held on July 18, 1995. Shareholders approved the Agreement on August 2, 1994. The Agreement is terminable without penalty, on 60 days' notice, by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the Act).

     As compensation for the Manager's services to the Fund, under the Agreement the Fund has agreed to pay the Manager a fee payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets. Prior to August 2, 1994, the Manager provided investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Fund (the "Prior Advisory Agreement") dated August 27, 1990. Pursuant to the Prior Advisory Agreement, the Fund agreed to pay the Manager an advisory fee at the annual rate of .65 of 1% of the Fund's average daily net assets up to $200 million; .40 of 1% of the Fund's average daily net assets for the next $100 million; and .375 of 1% of the Fund's average daily net assets in excess of $300 million. Pursuant to the Prior Advisory Agreement, the Fund paid the Manager investment advisory fees for the fiscal years ended May 31, 1993 and 1994 of $2,421,102 and $2,374,676. For the period from June 1, 1994 through August 1, 1994, the Fund paid the Manager pursuant to the prior Advisory Agreement a fee of $332,837. For the period from August 2, 1994 through May 31, 1995 the Fund paid the Manager pursuant to the Agreement a fee of $2,229,348.

     The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; Philip L. Toia, Vice Chairman-Operations and Administration; Barbara E. Casey, Vice President--Dreyfus Retirement Services; Diane M. Coffey, Vice President-Corporate Communications; Elie M. Genadry, Vice President-Institutional Sales; William F. Glavin, Jr., Vice President-Corporate Development; Henry D. Gottman, Vice President-Retail Sales and Service; Mark N. Jacobs, Vice President-Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew S. Wasser, Vice President-Information Services; Katherine C. Wickham, Vice President-Human Resources; Murice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David B. Truman, directors.

     Sub-Investment Advisory Agreement. NCM provides sub-investment advisory services pursuant to a Sub-Investment Advisory Agreement dated August 2, 1994 between the Manager and NCM. The Sub-Investment Advisory Agreement is subject to annual approval by (i) the Board of Directors of the Fund or (ii) vote of a majority (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the Act) of any party to the Sub-Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Directors, including a majority of the Directors who are not "interested persons", last approved the Sub-Investment Advisory Agreement at a meeting held on July 18, 1995. Shareholders approved the Sub-Investment Advisory Agreement on August 2, 1994. The Sub-Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by NCM. The Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Act). In addition, if the Management Agreement terminates for any reason, the Sub-Investment Advisory Agreement will terminate effective upon the date the Management Agreement terminates.

     Under the Sub-Investment Advisory Agreement, Dreyfus has agreed to pay NCM a monthly fee at the annual rate set forth in the Fund's Prospectus. For the period from August 2, 1994 through May 31, 1995, Dreyfus paid $297,131 to NCM under the Sub-Investment Advisory Agreement.

     Prior to August 2, 1994, Tiffany Capital Advisors, Inc. ("Tiffany") served as the Fund's sub-investment adviser pursuant to a sub-investment advisory agreement (the "Prior Sub-Advisory Agreement") dated August 27, 1990 between Tiffany and the Fund. Pursuant to the Prior Sub-Advisory Agreement, the Fund agreed to pay Tiffany a sub-investment advisory fee at the annual rate of .10 of 1% of the Fund's average daily net assets up to $200 million; .35 of 1% of the Fund's average daily net assets for the next $100 million; and .375 of 1% of the Fund's average daily net assets in excess of $300 million. The sub-investment advisory fees paid by the Fund pursuant to the Prior Sub-Advisory Agreement for the fiscal years ended May 31, 1993 and 1994 and for the period from June 1, 1994 to August 1, 1994 were $1,271,102, $1,224,676, and $141,170, respectively.

     The following persons are officers and/or directors of NCM: Maceo K. Sloan, Chairman, President and Chief Executive Officer; Justin F. Beckett, Executive Vice President and Director; Peter J. Anderson, Director; Morris Goodwin, Jr., Director; Edith H. Noel, Senior Vice President, Corporate Secretary and Treasurer; Clifford D. Mpare, Jr., Senior Vice President - Investments; Brenda Walker, Senior Vice President - Director Marketing and Client Services; Dennis M. McCaskill, Jr., Mary M. Ford, Stanley G. Laborde, and Paul L. VanKampen, Senior Vice Presidents; Stephon Jackson, Senior Vice President, Director of Research; Linda Jordan, Victor Ross, Regional Vice Presidents; David Carter, Wendell Mackey, Lorenzo Newsome and Lawrence Verny, Vice Presidents; Deborah C. Bronson, Vice President - Director of Operations; Marc Reid, Assistant Vice President - Manager of Marketing and Client Services.


     NCM provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of the Manager and the approval of the Fund's Board of Directors. The Manager and NCM provide the Fund with Portfolio Managers who are authorized by the Directors to execute purchases and sales of securities. The Fund's Portfolio Managers are Diane M. Coffey, Thomas A. Frank, James P. Ruskin, Maceo K. Sloan, James Stanley, and Howard Stein. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Directors' review at the meeting subsequent to such transactions.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager or NCM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or NCM, or any affiliate of the Manager or NCM, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), cost of shareholders' reports and meetings, costs of preparing, printing and distributing certain prospectuses and statements of additional information, and any extraordinary expenses.

     The Manager and NCM have agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management and sub-advisory fees, exceed 1 1/2% of the average value of the Fund's net assets for the fiscal year, the Fund may deduct from the fees to be paid to the Manager and NCM, or each will bear, the excess expense. For each fiscal year of the Fund, the Manager and NCM will pay or bear such excess on a pro rata basis in proportion to the relative fees otherwise payable to each pursuant to the Management Agreement and the Sub-Investment Advisory Agreement, respectively. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis and will be limited to the amount of fees otherwise payable to the Manager and NCM under each respective agreement.


                           PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Using Federal Funds. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, the Fund's transfer and dividend disbursing agent (the "Transfer Agent") or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as a dealer pursuant to state law.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made between the hours of 8:00 A.M. and 4:00 P.M., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open. Such purchases will be credited to the shareholder's Fund account on the next bank business day. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See also "Redemption of Fund Shares - Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided that the information on the old Account Application is still applicable.


                          REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                         Transfer Agent's
     Transmittal Code                    Answer Back Sign

     144295                              144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171 toll free. Investors should advise the operator that the above transmittal code must be used and should inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, requests for redemption, including wire redemption will be effected as a Dreyfus TeleTransfer transaction, not a Wire Redemption transaction, through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Fund Shares - Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any stock certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies
and savings associations.   Guarantees must be signed by an authorized
signatory of the guarantor and "Signature-Guaranteed" should appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors such as consular verification. For more information with respect to signature-guarantees, please call one of the numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash for all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the portfolio of the Fund.

If the recipient sold such securities, brokerage charges would be incurred.

     There is no charge for redemption. Should such a charge be established, shareholders will be given written notice and a reasonable period within which to redeem shares without charge.

     Suspension of Redemption. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under Item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. Telephone exchanges may be subject to limitations as to amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchanges.

     To establish a Personal Retirement Plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans and IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in Personal Retirement Plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Exchange Privilege." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. Investors will be notified if their accounts fall below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which the fund being acquired may legally be sold. Shares may be exchanged only between fund accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request. The Fund Exchanges services or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. There is a service charge of $.50 for each withdrawal check. The Automatic Withdrawal Plan may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on payment date their dividends and any capital gains distributions from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to Dreyfus Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of the sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Dreyfus Payroll Savings Plan. The Dreyfus Payroll Savings Plan allows investors to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. A Dreyfus Payroll Savings Plan account can only be established by filing an authorization form with your employer's payroll department, which must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671,
Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form from the Distributor.

     Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.



                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Valuation of Portfolio Securities. Portfolio securities, including warrants and covered call options written, are valued at the last sales price on the securities exchange on which the securities primarily are traded or at the last sales price on the national securities market. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Market quotations of foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a regular basis. In making their good faith valuation, the Board will generally take the following into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if they believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists will usually be valued initially at cost. Any subsequent adjustments from cost will be based upon considerations deemed relevant by the Board of Directors. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                          SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

     For the year ended May 31, 1995, $474,919 was charged to the Fund under the Plan.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management believes that the Fund qualified for the fiscal year ended May 31, 1995 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders.

Qualification as a "regulated investment company" relieves the Fund of any liability for Federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with applicable provisions of the Code. Among the requirements for such qualification is that less than 30% of the Fund's income be derived from gains from the sale or other disposition of securities held for less than three months, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, and the Fund must meet certain asset diversification and other requirements. Accordingly, the Fund may be restricted in the selling of securities held for less than three months, and in the utilization of certain of the investment techniques described in the Prospectus. The Code's rules regarding the determination of the holding period of property comprising a straddle, however, should make it easier for the Fund to satisfy the 30% test. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the original cost of his investment. Such dividend or distribution would be a return on investment in an economic sense although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months (or such shorter period as the Internal Revenue Service may prescribe by regulations) and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain dividend received.

     Depending upon the composition of the Fund's income, the entire amount or a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to its qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for more than 45 days and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such options as well as from closing transactions. In addition, any such options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 988 and 1256. As such, all or a portion of any short or long-term capital gains from certain "straddle" transactions may be recharacterized as ordinary income.

     If the Fund were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or options contracts, such "straddles" could be characterized as "mixed straddles" if at least one (but not all) of the positions comprising such straddles are "Section 1256 contracts." A "Section 1256 contract" is defined to include any regulated futures contract, foreign currency contract, non-equity option, and dealer equity option. Section 1256(d) of the Code permits the Fund to elect not to have Section 1256 apply with respect to "mixed straddles." If no such election is made, to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.


                           PORTFOLIO TRANSACTIONS

     The Manager assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders, rather than by any formula. The primary consideration in all portfolio securities transactions is prompt execution of orders at the most favorable net price. When this primary consideration is met to the satisfaction of the Manager, brokers may also be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Subject to the primary consideration, particular brokers selected may also include those who supplement the Manager's and NCM's research facilities with statistical data, investment information, economic facts and opinions; sales of Fund shares by a broker may be taken into consideration. Information so received is in addition to and not in lieu of services required to be performed by the Manager and NCM and their fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other funds which it advises and to NCM in serving both the Fund and the other accounts it manages, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager and NCM in carrying out their obligations to the Fund. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution is otherwise obtainable. Although it is not possible to place a dollar value on the research services received from brokers who effect transactions in portfolio securities, it is the opinion of the Manager that these services should not reduce the overall expenses of its research department.

     For its portfolio securities transactions for the fiscal years ended May 31, 1993, 1994 and 1995, the Fund paid total brokerage commissions of $813,956, $983,514 and $1,445,266, respectively, none of which was paid to the Distributor. The above figures for brokerage commissions paid do not include gross spreads and concessions on principal transactions which, where determinable, amounted to $1,184,974, $662,268 and $0 in fiscal years 1993, 1994 and 1995, respectively, none of which was paid to the Distributor.

     The Fund's portfolio turnover rates (exclusive of U.S. Government securities and short-term investments) for the fiscal years ended May 31, 1994 and 1995 were 71.70% and 133.54%, respectively.



                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance Information."

     The Fund's average annual total return for the one, five and ten year periods ended May 31, 1995 was 11.81%, 8.29% and 10.86%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The Fund's total return for the period March 29, 1972 to May 31, 1995 was 1,126.08%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.


     From time to time, advertising material for the Fund may discuss or portray the principles of dollar-cost-averaging and may refer to Morningstar or Value Line ratings and related analyses supporting the ratings.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of stock are of one class and have equal rights as to voting, redemption, dividends, and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                      COUNSEL AND INDEPENDENT AUDITORS

     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671 is the Fund's transfer and dividend disbursing agent. Neither The Bank of New York nor The Shareholder Services Group, Inc. has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


     Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, as counsel for the Fund, has rendered its opinion as to certain legal matters in connection with the shares of Capital Stock being sold pursuant to the Fund's Prospectus to which this Statement of Additional Information relates.

     Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019, have been selected as auditors of the Fund.




AVERAGE ANNUAL TOTAL RETURNS
           ONE YEAR ENDED             FIVE YEARS ENDED           TEN YEARS ENDED         FROM INCEPTION (3/29/72)
            MAY 31, 1995               MAY 31, 1995               MAY 31, 1995              TO MAY 31, 1995
         -----------------          ------------------         ------------------      ---------------------------
               11.81%                     8.29%                      10.86%                     11.42%


Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in The Dreyfus Third Century Fund on 3/29/72 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 3/31/72 is used as the beginning value on 3/29/72. All dividends and capital gain distributions are reinvested.
The Dreyfus Third Century Fund primarily seeks capital growth through investment in common stocks of companies that, in the opinion of the Fund's management, not only meet traditional investment standards, but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal. The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses and is not subject to the same socially responsible investment criteria as The Dreyfus Third Century Fund. Further information relating to Fund performance is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.


THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF INVESTMENTS                                                                                          MAY 31, 1995
COMMON STOCKS-91.8%                                                                                 SHARES               VALUE
                                                                                                --------------      -------------
CONSUMER DURABLES- 2.9%              American Greetings, Cl. A.................                      236,100         $  6,669,825
                                     Sunbeam...................................                      231,400            4,194,125
                                                                                                                    --------------

                                                                                                                       10,863,950
                                                                                                                    --------------
    CONSUMER
        NON-DURABLES-12.0%           Campbell Soup.............................                      142,500            7,000,312
                                     Coca-Cola.................................                      155,400            9,615,375
                                     Colgate-Palmolive.........................                      105,800            8,146,600
                                     Gillette..................................                       85,800            7,239,375
                                     IBP.......................................                      119,500            4,481,250
                                     NIKE, Cl. B...............................                       55,800            4,401,225
                                     PepsiCo...................................                       71,300            3,493,700
                                                                                                                    --------------
                                                                                                                       44,377,837
                                                                                                                    --------------
    CONSUMER SERVICES-3.6%           Capital Cities/ABC........................                       63,700            6,147,050
                                     Disney (Walt).............................                      131,400            7,309,125
                                                                                                                    --------------
                                                                                                                       13,456,175
                                                                                                                    --------------
        ENERGY-5.0%                  Imperial Oil..............................                      243,900            9,481,613
                                     Schlumberger..............................                      137,100            8,911,500
                                                                                                                    --------------
                                                                                                                       18,393,113
                                                                                                                    --------------
        FINANCE-10.7%                ADVANTA, Cl. A............................                      109,800            4,282,200
                                     AFLAC.....................................                       99,100            4,162,200
                                     American International Group..............                       33,900            3,856,125
                                     Bank of New York..........................                      111,000            4,523,250
                                     Citicorp..................................                       98,900            5,291,150
                                     Federal National Mortgage Association.....                       64,400            5,989,200
                                     Green Tree Financial......................                      176,400            7,695,450
                                     Midlantic.................................                      100,700            3,814,012
                                                                                                                    --------------
                                                                                                                       39,613,587
                                                                                                                    --------------
    HEALTH CARE-14.2                 Amgen..................................(a)                       74,300            5,386,750
                                     Becton, Dickinson.........................                      133,800            7,693,500
                                     Bristol-Myers Squibb......................                      139,000            9,226,125
                                     Cordis.................................(a)                      100,100            6,906,900
                                     Forest Laboratories....................(a)                       67,500            2,978,438
                                     HealthCare COMPARE.....................(a)                       95,000            2,968,750
                                     Johnson & Johnson.........................                       58,800            3,895,500
                                     Medtronic.................................                       49,800            3,747,450
                                     Merck & Co................................                      204,002            9,613,594
                                                                                                                    --------------
                                                                                                                       52,417,007
                                                                                                                    --------------

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                              MAY 31, 1995
COMMON STOCKS (CONTINUED)                                                                         SHARES                 VALUE
                                                                                              --------------       --------------

    INDUSTRIAL SERVICES-.9%          Empresas ICA Sociedad, A.D.S..............                      467,300        $   3,271,100
                                                                                                                   --------------
    NON-ENERGY MINERALS-4.2%         British Steel, A.D.S......................                      134,200            3,774,375
                                     Phelps Dodge..............................                       75,300            4,150,913
                                     Santa Fe Pacific Gold.....................                      208,461            2,605,762
                                     Terra Industries..........................                      476,300            4,763,000
                                                                                                                   --------------
                                                                                                                       15,294,050
                                                                                                                    --------------
        PROCESS INDUSTRIES-.9%       Scott Paper...............................                       76,200            3,305,175
                                                                                                                    --------------

    PRODUCER
        MANUFACTURING-10.1%          AGCO......................................                      119,200            4,514,700
                                     Briggs & Stratton.........................                      194,500            6,904,750
                                     Dover.....................................                       62,900            4,127,813
                                     Eaton.....................................                      120,600            7,371,675
                                     Parker-Hannifin...........................                      114,100            6,517,962
                                     Philips Electronics, N.V. ................                      193,600            7,768,200
                                                                                                                    --------------
                                                                                                                       37,205,100
                                                                                                                    --------------
        RETAIL TRADE-1.5%            Consolidated Stores....................(a)                      296,800            5,565,000
                                                                                                                    --------------
        TECHNOLOGY-19.0%             Apple Computer                                                   88,000            3,657,500
                                     Applied Materials......................(a)                       64,200            4,943,400
                                     Computer Associates International.........                      111,300            7,290,150
                                     EMC....................................(a)                      513,300           11,805,900
                                     Hewlett-Packard...........................                      117,600            7,776,300
                                     Linear Technology.........................                      121,600            7,448,000
                                     Oracle Systems.........................(a)                      329,900           11,464,025
                                     Sun Microsystems.......................(a)                      171,700            7,726,500
                                     3Com...................................(a)                      124,100            7,942,400
                                                                                                                    --------------
                                                                                                                       70,054,175
                                                                                                                    --------------
        TRANSPORTATION-.9%           Federal Express........................(a)                       52,700            3,155,413
                                                                                                                    --------------
        UTILITIES-5.9%.              Century Telephone Enterprises.............                      123,300            3,621,938
                                     Duke Power................................                      140,800            5,878,400
                                     GTE.......................................                      197,100            6,578,212
                                     Public Service Enterprise Group...........                      193,600            5,759,600
                                                                                                                    --------------
                                                                                                                       21,838,150
                                                                                                                    --------------
                                     TOTAL COMMON STOCKS
                                     (cost $289,913,158).......................                                      $338,809,832
                                                                                                                    ==============

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                                 MAY 31, 1995
                                                                                                     PRINCIPAL
SHORT-TERM INVESTMENTS-4.7%                                                                          AMOUNT              VALUE
                                                                                                --------------      --------------
        U.S. TREASURY BILLS:         5.72%, 6/22/95............................                  $   293,000          $   292,048
                                     5.54%, 7/6/95.............................                    4,392,000            4,368,151
                                     5.57%, 7/20/95............................                    1,851,000            1,836,988
                                     5.58%, 7/27/95............................                      894,000              886,240
                                     5.59%, 8/3/95.............................                    9,962,000            9,864,970
                                                                                                                    --------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $17,248,175)......................                                      $ 17,248,397
                                                                                                                    ==============
        TOTAL INVESTMENTS (cost $307,161,333)..................................                        96.5%         $356,058,229
                                                                                                      ========      ==============
        CASH AND RECEIVABLES (NET).............................................                         3.5%         $ 12,775,208
                                                                                                      ========      ==============
NET ASSETS.....................................................................                       100.0%         $368,833,437
                                                                                                      ========      ==============


NOTE TO STATEMENT OF INVESTMENTS;
(a) Non-income producing.















See notes to financial statements.

THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                                  MAY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $307,161,333)-see statement.....................................                                         $356,058,229
    Cash....................................................................                                           10,083,216
    Receivable for investment securities sold...............................                                            3,982,625
    Dividends receivable....................................................                                              559,479
    Receivable for subscriptions to Common Stock............................                                                  780
    Prepaid expenses........................................................                                               44,895
                                                                                                                     -------------
                                                                                                                      370,729,224
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                         $   226,101
    Payable for investment securities purchased.............................                           1,386,563
    Payable for Common Stock redeemed.......................................                              29,028
    Accrued expenses........................................................                             254,095        1,895,787
                                                                                                    -------------    -------------
NET ASSETS  ................................................................                                         $368,833,437
                                                                                                                     =============
REPRESENTED BY:
    Paid-in capital.........................................................                                         $315,198,723
    Accumulated undistributed investment income-net.........................                                            1,380,221
    Accumulated undistributed net realized gain on investments..............                                            3,357,597
    Accumulated net unrealized appreciation on investments-Note 3...........                                           48,896,896
                                                                                                                     -------------
NET ASSETS at value applicable to 49,487,239 shares outstanding
    (150 million shares of $.33 1/3 par value Common Stock authorized)......                                         $368,833,437
                                                                                                                     =============
NET ASSET VALUE, offering and redemption price per share
    ($368,833,437 / 49,487,239 shares)......................................                                                $7.45
                                                                                                                           =======









See notes to financial statements.


THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF OPERATIONS                                                                                  YEAR ENDED MAY 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $66,257 foreign taxes withheld at source)......                        $  5,255,911
      Interest..............................................................                           2,132,773
                                                                                                    -------------
          TOTAL INCOME......................................................                                         $  7,388,684
    EXPENSES:
      Investment advisory fee-Note 2(a).....................................                           2,562,185
      Sub-investment advisory fee-Note 2(a).................................                             141,170
      Shareholder servicing costs-Note 2(b).................................                             993,582
      Professional fees.....................................................                             111,780
      Custodian fees........................................................                              61,582
      Directors' fees and expenses-Note 2(c)................................                              45,689
      Registration fees.....................................................                              35,521
      Prospectus and shareholders' reports..................................                              29,276
      Miscellaneous.........................................................                              61,200
                                                                                                    -------------
          TOTAL EXPENSES....................................................                                            4,041,985
                                                                                                                       -----------
          INVESTMENT INCOME-NET.............................................                                            3,346,699
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 3.................................                         $12,839,259
    Net unrealized appreciation on investments..............................                          22,739,756
                                                                                                     ------------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                           35,579,015
                                                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $38,925,714
                                                                                                                      ============










See notes to financial statements.


THE DREYFUS THIRD CENTURY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     YEAR ENDED MAY 31,
                                                                                             ---------------------------------
                                                                                                   1994               1995
                                                                                             ---------------    ---------------

OPERATIONS:
    Investment income-net...................................................                 $   2,524,629       $   3,346,699
    Net realized gain on investments........................................                    43,262,547          12,839,259
    Net unrealized appreciation (depreciation) on investments for the year..                   (42,310,849)         22,739,756
                                                                                             ---------------    ---------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                     3,476,327          38,925,714
                                                                                             ---------------    ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                    (2,357,310)         (2,986,999)
    Net realized gain on investments........................................                   (35,948,936)        (46,183,615)
                                                                                            ---------------    ----------------
      TOTAL DIVIDENDS.......................................................                   (38,306,246)        (49,170,614)
                                                                                            ---------------    ----------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                   133,886,002         68,296,100
    Dividends reinvested....................................................                    36,994,901         47,326,617
    Cost of shares redeemed.................................................                  (272,045,796)      (126,884,560)
                                                                                            ---------------    ----------------
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..............                  (101,164,893)       (11,261,843)
                                                                                            ---------------    ----------------
          TOTAL (DECREASE) IN NET ASSETS....................................                  (135,994,812)       (21,506,743)
NET ASSETS:
    Beginning of year.......................................................                   526,334,992        390,340,180
                                                                                            ---------------    ----------------
    End of year (including undistributed investment income-net:
      $1,020,521 in 1994 and $1,380,221 in 1995)............................                 $ 390,340,180      $ 368,833,437
                                                                                            ===============     ===============

                                                                                               SHARES               SHARES
                                                                                          ---------------      ---------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                    15,961,262          9,474,361
    Shares issued for dividends reinvested..................................                     4,572,917          7,548,119
    Shares redeemed.........................................................                   (32,586,800)       (17,546,982)
                                                                                            ---------------    ----------------
      NET (DECREASE) IN SHARES OUTSTANDING..................................                   (12,052,621)          (524,502)
                                                                                            ===============    ===============






See notes to financial statements.

THE DREYFUS THIRD CENTURY FUND, INC.
FINANCIAL HIGHLIGHTS


Reference is made to page __ of the Fund's Prospectus dated September 15, 1995.




See notes to financial statements.

THE DREYFUS THIRD CENTURY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Tiffany Capital Advisors, Inc. ("Tiffany") served as the Fund's sub-investment adviser until August 1, 1994. On August 2, 1994, the Fund's shareholders approved a new sub-investment advisory agreement between Dreyfus and NCM Capital Management Group, Inc. to replace the existing sub-investment advisory agreement between the Fund and Tiffany. Prior to August 24, 1994, the Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, acted as the exclusive distributor of the Fund's shares, which are sold to the public without a sales charge. Effective August 24, 1994, Dreyfus became a direct subsidiary of Mellon Bank, N.A.
    On August 24, 1994, Premier Mutual Fund Services, Inc. (the
"Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACT IONS WITH AFFILIATES:

THE DREYFUS THIRD CENTURY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (A) Pursuant to the management agreement (new "Agreement") with the Manager, the management fee is computed at an annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. Prior to August 2, 1994, fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and Sub-Investment Advisory Agreement with Tiffany (prior "Agreements") were payable monthly and computed on the average daily value of the Fund's net assets at the following annual rates:

    TOTAL NET ASSETS                                                                      DREYFUS        TIFFANY
    -------------------                                                                -------------  -------------
    The first $200 million............................................                  .65 of 1%       .10 of 1%
    $200 up to $300 million...........................................                  .40 of 1%       .35 of 1%
    In excess of $300 million.........................................                  .375 of 1%     .375 of 1%

    Pursuant to a new Sub-Investment Advisory Agreement with NCM Capital Management Group, Inc., the sub-investment advisory fee is computed at an annual rate of .10 of 1% on the first $500 million and .20 of 1% on the excess of the average daily value of the Fund's net assets and is payable monthly by Dreyfus.
    The Agreements further provided that if in any full fiscal year the aggregate expenses of the Fund, excluding taxes, interest on borrowings, brokerage and extraordinary expenses, exceed 11\2% of the average value of the Fund's net assets, the Fund may deduct from the fees to be paid to Dreyfus and Tiffany, or Dreyfus and Tiffany will bear, such excess, up to the amount of their respective fees, on a pro rata basis in proportion to the relative fees otherwise payable to each pursuant to the Agreements. There was no expense reimbursement for the year ended May 31, 1995.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended May 31, 1995, the Fund was charged an aggregate of $474,919 pursuant to the Shareholder Services Plan.
    (C) Prior to August 24, 1994, certain officers and directors of the Fund were "affiliated persons," as defined in the Act, of the Investment Adviser and/or Dreyfus Service Corporation. Each director who is not an "affiliated person" receives an annual fee of $10,000. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended May 31, 1995 amounted to $456,267,016 and $418,266,478, respectively.
    At May 31, 1995, accumulated net unrealized appreciation on investments was $48,896,896, consisting of $54,399,198 gross unrealized appreciation and $5,502,302 gross unrealized depreciation.
    At May 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

THE DREYFUS THIRD CENTURY FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
THE DREYFUS THIRD CENTURY FUND, INC.
    We have audited the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of May 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Third Century Fund, Inc. at May 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

(Ernst & Young LLP  Signature Logo)

New York, New York
July 3, 1995